INNOVATE Corp. 2026 INNOVATE Corp. Q4 2025 Earnings Release Supplement March 26, 2026

INNOVATE Corp. 2026 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, expectations for advertising revenue growth, new technologies, networks and stations, and potential commercial opportunities in datacasting in the Spectrum segment, our ability to remain in compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses, including, without limitation, the sales of DBMG and HC2 Broadcasting Holdings Inc.; the possibility of indemnification claims arising out of divestitures of businesses; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the hostilities in Ukraine, the Middle East and Venezuela; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; and our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2026 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; realignment and exit costs; debt refinancing costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2026 Fourth Quarter 2025 & Recent Highlights 4 ■ DBM Global Inc.'s ("DBMG") adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.8 billion in the fourth quarter, an increase of approximately $0.7 billion since the end of 2024. ■ MediBeacon received approval from the U.S. Food and Drug Administration ("FDA") for the next generation MediBeacon® TGFR System including the latest TGFR Reusable Sensor. ■ Despite R2 Technologies, Inc.'s ("R2") 24.4% decline in fourth quarter revenue to $3.1 million, R2 delivered full year 2025 revenue growth of 27.6% to $12.5 million. ■ Spectrum's recent major network launches like Lionsgate's MovieSphere Gold should start to show favorable results in 2026. DBMG maintains robust adjusted backlog; MediBeacon received U.S. FDA approval for the next generation MediBeacon® TGFRTM System ; R2 grew revenue ~28%, year- over-year; Spectrum's new network launches to show strength in 2026

# Segment Highlights

## Infrastructure Highlights

- Reported backlog of $1.7B and total adjusted backlog[(1)] of $1.8B.
- Adjusted backlog[(1)] has increased approximately $0.7B since year-end 2024.
- Year-to-date revenue of $1.2B.

## Life Sciences Highlights

MediBeacon

- In December, MediBeacon received approval from the U.S. FDA for the next generation MediBeacon® TGFR™ System including the latest TGFR Reusable Sensor.

R2 Technologies

- Full year 2025 revenue grew ~28%, compared to the same period in 2024.
- Momentum continues to be fueled by increased demand outside North America.
- Backlog of ~80 units globally.

## Spectrum Highlights

- Recent major network launches should start to show favorable results this year.
- Joint venture underway with major mobile wireless carrier continues; trials continue to be successful.

(1) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. 2026

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# Q4 2025 QTD Financial Highlights

INNOVATE

**Revenue**

| ($ millions) | | 4Q25 | | 4Q24 |
|---|---|---|---|---|
| Infrastructure | $ | 373.9 | $ | 225.7 |
| Life Sciences | | 3.1 | | 4.1 |
| Spectrum | | 5.7 | | 6.8 |
| **Consolidated INNOVATE** | **$** | **382.7** | **$** | **236.6** |

**Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA**

| | | 4Q25 | | | | 4Q24 | | |
|---|---|---|---|---|---|---|---|---|
| ($ millions) | | NI[1] | | Adjusted EBITDA[2] | | NI[1] | | Adjusted EBITDA[2] |
| Infrastructure | $ | 10.6 | $ | 28.0 | $ | 8.7 | $ | 17.4 |
| Life Sciences | | (3.5) | | (2.2) | | (5.4) | | (2.5) |
| Spectrum | | (6.1) | | 1.0 | | (4.6) | | 2.3 |
| Non-Operating Corporate | | (8.3) | | (2.2) | | (15.3) | | (2.2) |
| Other & Eliminations | | (0.1) | | (0.1) | | — | | — |
| **Consolidated INNOVATE** | **$** | **(7.4)** | **$** | **24.5** | **$** | **(16.6)** | **$** | **15.0** |

**Consolidated Q4 Results**

- Revenue increased $146.1M or 61.7% driven primarily by our Infrastructure segment, which was partially offset by decreases at our Spectrum and Life Sciences segments. The increase at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, Banker Steel, and the construction modeling and detailing business, which had increased activity subsequent to the comparable period on certain large construction projects. The increases were partially offset by the timing and size of projects at the industrial maintenance and repair business, which had increased activity in the prior year on certain large commercial construction projects that were completed towards the end of 2024. The decrease at our Spectrum segment was primarily driven by the termination of certain customers. The decrease at our Life Sciences segment was attributable to R2, primarily driven by decreases in Glacial fx and Glacial Rx unit sales in North America.
- Net loss attributable to INNOVATE Corp. of $7.4M
- Adjusted EBITDA[2] increased by $9.5M to $24.5M primarily driven by our Infrastructure segment, which was partially offset by a decrease at our Spectrum segment.

**Infrastructure**

- Net Income of $10.6M[1]
- Adjusted EBITDA[2] up $10.6M year-over-year primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business and Banker Steel, which had increased activity subsequent to the comparable period on certain large construction projects. These increases were partially offset by the decrease in revenue and gross profit at the industrial maintenance and repair business, which had increased activity in the prior year on certain large construction projects that were completed towards the end of 2024 and an increase in recurring SG&A expenses, primarily driven by a increase in compensation-related expenses.
- Reported backlog and adjusted[3] backlog of $1.7B and $1.8B, respectively, compared to reported backlog and adjusted[3] backlog of $1.0B and $1.1B, respectively, at December 31, 2024.

**Life Sciences**

- Revenue of $3.1M attributable to R2, which decreased $1.0M or 24.4%, primarily driven by primarily driven decreases in Glacial fx and Glacial Rx unit sales in North America.
- Adjusted EBITDA[2] losses down $0.3M year-over-year primarily driven by a reduction in compensation-related expenses at Pansend.

**Spectrum**

- Net loss of $6.1M[1]
- Adjusted EBITDA[2] decreased by $1.3M year-over-year, primarily driven by the termination of certain customers.

**Non-Operating Corporate**

- Adjusted EBITDA[2] losses were $2.2M, consistent with the fourth quarter of 2024.

**Fourth Quarter Consolidated Revenue and Adjusted EBITDA[2] of $382.7 million and $24.5 million, respectively**

(1) Net income (loss) attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

INNOVATE Corp. 2026

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# Segment Highlights - Infrastructure

DBM Global ("DBMG")

## Overview

- 65.7% revenue increase primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, Banker Steel, and the construction modeling and detailing business, which had increased activity subsequent to the comparable period on certain large construction projects. The increases were partially offset by the timing and size of projects at the industrial maintenance and repair business, which had increased activity in the prior year on certain large commercial construction projects that were completed towards the end of 2024.
- Adjusted EBITDA[2] increase was primarily driven by an increase in revenue and gross profit at DBMG's commercial structural steel fabrication and erection business and Banker Steel, which had increased activity subsequent to the comparable period on certain large construction projects. These increases were partially offset by the decrease in revenue and gross profit at the industrial maintenance and repair business, which had increased activity in the prior year on certain large construction projects that were completed towards the end of 2024 and an increase in recurring SG&A expenses, primarily driven by a increase in compensation-related expenses.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.7B and $1.8B, respectively.

## Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Sustain strong momentum in 2026, driven by improving demand across markets and continued backlog growth.

## Financials

| ($ millions) | | 4Q25 | | 4Q24 |
|---|---|---|---|---|
| Revenue | $ | 373.9 | $ | 225.7 |
| Net Income[1] | $ | 10.6 | $ | 8.7 |
| Adjusted EBITDA [2] | $ | 28.0 | $ | 17.4 |

## Trending Backlog

($ millions)



2,000
1,500
1,000
500
~$1,784.4
$957.2
$1,369.9
$1,254.4
$1,548.4
$1,723.9
4Q24
1Q25
2Q25
3Q25
4Q25
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of December 31, 2025 unless otherwise noted.

INNOVATE Corp. 2026

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# Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

## R2 Technologies, Inc. ("R2")

- R2 QTD revenue decreased 24.4% over the prior year quarter, however, full year 2025 revenue grew 27.6% over the prior year.
- R2 worldwide gross system unit sales decreased 19.5% over the prior year quarter, however, full year 2025 worldwide gross system unit sales increased 38.2% over the prior year.
- R2 restructured its distribution agreement with its China-based partner and secured a minimum purchase agreement of 600 systems over a 3-year period.

## MediBeacon

- MediBeacon received approval from the U.S. FDA for the next generation MediBeacon® TGFR™ System including the latest TGFR Reusable Sensor.
- MediBeacon's Center of Excellence rollout is underway. Their first TGFR order is placed at a leading academic center, expanding adoption across transplant, oncology and cardiology use cases in the United States.

## R2 Trending Revenue

($ millions)



$1.0
$1.7
$3.0
$4.1
$3.1
$3.2
$3.1
$3.1
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

## Summary of Investments[1]

| Company | Investment to Date | Equity % | Fully Diluted % |
|---|---|---|---|
| **R2 Technologies[2]** | $72.0M | 81.0% | 72.7% |
| **MediBeacon** | $38.0M | 44.6% | 39.4% |
| **Genovel** | $4.2M | 80.0% | 75.2% |
| **Triple Ring** | $0.9M | 7.2% | 1.6% |
| **Scaled Cell Solutions** | $0.9M | 20.1% | 20.1% |

(1) Investment-to-date totals and equity ownership percentages are as of December 31, 2025.

(2) R2 fully diluted ownership percentage does not take into account the potential conversion of notes into Series E or F preferred shares.

INNOVATE Corp. 2026

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# Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

## Overview

- Recent major network launches like Lionsgate's MovieSphere Gold should start to show favorable results in 2026.
- Favorable FCC rulings over the past year for LPTVs and Class A stations have enabled valuable UHF upgrades and entry into new markets. Combined with the new license filing window that opened on March 19, these developments create significant opportunites to expand U.S. spectrum coverage at marginal cost over the next 6-12 months. After our successful March 19th filings, we now have the opportunity to build out stations in over 40 new markets.
- Joint venture underway with major mobile wireless carrier continues with successful trials in Atlanta, Las Vegas, and College Station, TX, for data delivery to smartphones over our stations.

## Near-Term Focus

- Continuing to make progress with commercial opportunities in datacasting.
- Spectrum is focused on new network launches in 2026.

## Financials

| ($ millions) | 4Q25 | 4Q24 |
|---|---|---|
| Revenue | $ 5.7 | $ 6.8 |
| Net Loss[(1)] | $ (6.1) | $ (4.6) |
| Adjusted EBITDA [(2)] | $ 1.0 | $ 2.3 |

## Operating Stations Mix

| | 4Q25 |
|---|---|
| Low Power Television ("LPTV") | 201 |
| Class A stations | 53 |
| Full-Power stations | 3 |
| Total Operating Stations | 257 |
| Approximate MHz POPs | 2.7 Billion |

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

INNOVATE Corp. 2026

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INNOVATE Corp. 2026 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Due to certain contingent mandatory prepayment provisions, INNOVATE and its subsidiaries may be required to repay debt obligations prior to the contractual maturity dates (3) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments (4) Excludes restricted cash Debt Summary(1) ($ millions) Maturity(2) Dec-25 Dec-24 10.50% Senior Secured Notes 2027 $ 360.4 $ — 9.50% Convertible Senior Notes 2027 53.5 — CGIC Promissory Note 2027 45.9 31.0 Revolving Line of Credit 2026 20.0 20.0 8.50% Senior Secured Notes 2026 1.9 330.0 7.50% Convertible Senior Notes 2026 0.2 48.9 Infrastructure Debt 2030 87.7 144.7 Spectrum Debt 2026 69.7 69.7 Life Science Debt 2026 47.9 24.0 Total Principal Outstanding $ 687.2 $ 668.3 Unamortized OID and DFC (25.5) (5.5) Total Debt $ 661.7 $ 662.8 Cash & Cash Equivalents(4) 112.1 48.8 Net Debt $ 549.6 $ 614.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $145.3 $466.1 $5.8 $6.4 $63.6 Holdco Infrastructure Spectrum Life Science 2026 2027 2028 2029 2030 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (3)

INNOVATE Corp. 2026 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2026 INNOVATE Selected GAAP Financials Income Statement (Unaudited) (in millions) Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Revenue $ 382.7 $ 236.6 $ 1,246.0 $ 1,107.1 Cost of revenue 323.8 190.2 1,046.3 898.3 Gross profit 58.9 46.4 199.7 208.8 Operating expenses: Selling, general and administrative 40.6 40.4 153.1 160.2 Depreciation and amortization 4.4 4.4 17.5 17.6 Other operating (income) loss (0.4) (0.9) 0.4 (9.0) Income from operations 14.3 2.5 28.7 40.0 Other (expense) income: Interest expense (24.0) (19.6) (89.0) (74.5) Loss from equity investees — — (5.9) (2.3) Other income, net 0.4 2.2 4.7 3.4 Loss from operations before income taxes (9.3) (14.9) (61.5) (33.4) Income tax benefit (expense) 1.7 (2.4) (2.5) (6.3) Net loss (7.6) (17.3) (64.0) (39.7) Net loss attributable to non-controlling interests and redeemable non-controlling interests 0.2 0.7 3.4 5.1 Net loss attributable to INNOVATE Corp. (7.4) (16.6) (60.6) (34.6) Less: Preferred stock dividends 0.4 0.3 3.4 1.2 Net loss attributable to common stockholders and participating preferred stockholders $ (7.8) $ (16.9) $ (64.0) $ (35.8) 12

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended December 31, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 10.6 $ (3.5) $ (6.1) $ (8.3) $ (0.1) $ (7.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.9 0.1 1.4 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.2 — — — — 3.2 Other operating loss (income) 0.2 — (0.6) — — (0.4) Interest expense 1.8 2.0 4.0 16.2 — 24.0 Other (income) expense, net (1.1) — 2.4 (1.7) — (0.4) Income tax expense (benefit) 7.4 — 0.2 (9.3) — (1.7) Non-controlling interest 0.9 (0.8) (0.3) — — (0.2) Share-based compensation expense — — — 0.5 — 0.5 Realignment and exit costs 1.3 — — — — 1.3 Acquisition and disposition costs 0.8 — — 0.4 — 1.2 Adjusted EBITDA $ 28.0 $ (2.2) $ 1.0 $ (2.2) $ (0.1) $ 24.5

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Year Ended December 31, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 29.5 $ (22.2) $ (23.5) $ (44.3) $ (0.1) $ (60.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 12.1 0.4 5.0 — — 17.5 Depreciation and amortization (included in cost of revenue) 12.9 — — — — 12.9 Other operating loss (income) 1.4 — (1.0) — — 0.4 Interest expense 8.7 14.8 15.4 50.1 — 89.0 Other (income) expense, net (1.9) (4.6) 9.3 (7.5) — (4.7) Income tax expense (benefit) 16.2 — 0.2 (13.9) — 2.5 Non-controlling interest 2.8 (4.8) (1.4) — — (3.4) Share-based compensation expense — 0.3 — 2.4 — 2.7 Realignment and exit costs 4.9 — 0.2 — — 5.1 Debt refinancing costs 0.1 — 0.2 4.3 — 4.6 Acquisition and disposition costs 0.8 — — 0.4 — 1.2 Adjusted EBITDA $ 87.5 $ (16.1) $ 4.4 $ (8.5) $ (0.1) $ 67.2

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended December 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 8.7 $ (5.4) $ (4.6) $ (15.3) $ — $ (16.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.7 — — — — 3.7 Other operating (income) (0.8) — (0.1) — — (0.9) Interest expense 2.6 3.4 3.7 9.9 — 19.6 Other expense (income) expense, net (3.1) (0.4) 2.2 (0.9) — (2.2) Income tax (benefit) expense (0.5) — 0.2 2.7 — 2.4 Non-controlling interest 0.8 (1.2) (0.3) — — (0.7) Share-based compensation expense — 0.9 — 1.4 — 2.3 Realignment and exit costs 2.6 — — — — 2.6 Acquisition and disposition costs 0.3 0.1 — — — 0.4 Adjusted EBITDA $ 17.4 $ (2.5) $ 2.3 $ (2.2) $ — $ 15.0

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Year Ended December 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 40.3 $ (19.7) $ (20.0) $ (35.3) $ 0.1 $ (34.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 12.0 0.4 5.1 0.1 — 17.6 Depreciation and amortization (included in cost of revenue) 15.2 0.1 — — — 15.3 Other operating (income) loss (9.6) — 0.4 0.2 — (9.0) Interest expense 10.3 9.8 14.3 40.1 — 74.5 Other (income) expense, net (3.9) 0.8 8.5 (8.7) (0.1) (3.4) Income tax expense (benefit) 15.2 — 0.2 (9.1) — 6.3 Non-controlling interest 3.8 (7.3) (1.6) — — (5.1) Share-based compensation expense — 1.2 — 2.2 — 3.4 Realignment and exit costs 5.2 — — — — 5.2 Acquisition and disposition costs 0.6 0.2 0.2 0.1 — 1.1 Adjusted EBITDA $ 89.1 $ (14.5) $ 7.1 $ (10.4) $ — $ 71.3